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                                                                  EXHIBIT 4.3(g)

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THIS CERTIFICATE IS TRANSFERABLE                                 EOG RESOURCES, INC.                               CUSIP 26875P 70 5
           IN NEW YORK                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                     FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES D

      THIS CERTIFIES THAT






       Is the owner of


                FULLY PAID AND NON-ASSESSABLE SHARES OF FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES D,
                                  PAR VALUE $.01, $100,000.00 LIQUIDATION PREFERENCE PER SHARE, OF

EOG Resources, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.
Dated:

                                                                                     Countersigned and Registered:

                                                                                     BANKERS TRUST COMPANY
                                            Chief Executive Officer                                               Transfer Agent and
                                                                                                                           Registrar

                                            Secretary                                By
                                                                                                                          Authorized
                                                                                                                           Signature
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                                    NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF
                                    THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER,
                                    AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR
                                    REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM.

         EOG RESOURCES, INC. (THE "CORPORATION") WILL FURNISH TO THE HOLDER OF THIS SECURITY, UPON REQUEST AND WITHOUT CHARGE, A
FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED
TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES
OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE
MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                                                       UNIF GIFT MIN ACT - Custodian
         TEN ENT - as tenants by the entireties                                                                (Cust)        (Minor)
         JT TEN - as joint tenants with right of survivorship and not as tenants in common         Under Uniform Gifts to Minors Act
                                                                                                                    (State)
                           Additional abbreviations may also be used though not in the above list.

                  For Value Received,                     hereby sell, assign and transfer unto
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         PLEASE INSERT SOCIAL SECURITY OR OTHER
                 IDENTIFYING NUMBER OF ASSIGNEE


[                                                      ]


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                                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                                                                              Shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                                                                            Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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